Note 18 - Intangible assets	12 Months Ended
Dec. 31, 2017
Intangible Assets and Goodwill Abstract
Intangible Assets Explanatory

Intangible assets

Goodwill

The breakdown of the balance under this heading in the accompanying consolidated balance sheets, according to the cash-generating units (CGUs), is as follows:

Goodwill. Breakdown by CGU and Changes of the year (Millions of euros)
	The United States	Turkey	Mexico	Colombia	Chile	Other	Total

Balance as of December 31, 2014	4,767	-	638	208	65	20	5,697
Additions	12	788	-	-	-	-	800
Exchange difference	549	(62)	(35)	(31)	(3)	(1)	418
Balance as of December 31, 2015	5,328	727	602	176	62	20	6,915
Additions	-	-	-	-	-	8	8
Exchange difference	175	(101)	(79)	14	6	-	15
Other	-	(1)	-	-	-	-	(1)
Balance as of December 31, 2016	5,503	624	523	191	68	28	6,937
Additions	-	-	24	-	-	-	24
Exchange difference	(666)	(115)	(44)	(22)	(3)	(1)	(851)
Impairment	-	-	-	-	-	(4)	(4)
Other	-	-	(10)	-	(33)	-	(43)
Balance as of December 31, 2017	4,837	509	493	168	32	23	6,062

The change in 2015 is mainly as a result of the full consolidation of Garanti since the date of effective control (see Note 3) assigned to the CGU of Turkey and exchange differences due to the appreciation of the US Dollar against the euro and the depreciation of the other currencies.

In 2017 and 2016, there were no significant business combinations.

Impairment Test

As described in Note 2.2.8, the cash-generating units (CGUs) to which goodwill has been allocated are periodically tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually and whenever there is any indication of impairment.

Both the CGU’s fair values and the fair values assigned to its assets and liabilities had been based on the estimates and assumptions that the Group’s Management has deemed most likely given the circumstances. However, some changes to the valuation assumptions used could result in differences in the impairment test result.

Three key assumptions are used when calculating the impairment test. These hypothesis are the ones to which the amount of the recoverable value is most sensitive:

  The forecast cash flows estimated by the Group's management, and based on the latest available budgets for the next 5 years.
  The constant sustainable growth rate for extrapolating cash flows, starting in the fifth year (2022), beyond the period covered by the budgets or forecasts.
  The discount rate on future cash flows, which coincides with the cost of capital assigned to each CGU, and which consists of a risk-free rate plus a premium that reflects the inherent risk of each of the businesses evaluated.

The focus used by the Group's management to determine the values of the hypotheses is based both on its projections and past experience. These values are uniform and use external sources of information. At the same time, the valuations of the most significant goodwill have in general been reviewed by independent experts (not the Group's external auditors) who apply different valuation methods according to each type of asset and liability. The valuation methods used are: The method for calculating the discounted value of future cash flows, the market transaction method and the cost method.

As of December 31, 2017, 2016 and 2015, no indicators of impairment have been identified in any of the main CGUs.

The Group’s most significant goodwill corresponds to the CGU in the United States, the main significant hypotheses used in the impairment test of this mentioned CGU are:

Impairment test hypotheses CGU Goodwill in the United States
	2017	2016	2015
Discount rate	10.0%	10.0%	9.8%
Sustainable growth rate	4.0%	4.0%	4.0%

Given the potential growth of the sector, in accordance with paragraph 33 of IAS 36, as of December 31, 2017, 2016 and 2015 the Group used a steady growth rate of 4.0% based on the real GDP growth rate of the United States and expected inflation. This 4.0% rate is less than the historical average of the past 30 years of the nominal GDP rate of the United States and lower than the real GDP growth forecasted by the IMF.

The assumptions with a greater relative weight and whose volatility could affect more in determining the present value of the cash flows starting on the fifth year are the discount rate and the sustainable growth rate. Below is shown the increased (or decreased) amount of the recoverable amount as a result of a reasonable variation (in basic points) of each of the key assumptions:

Sensitivity analysis for main hypotheses - USA (Millions of euros)
	Impact of an increase of 50 basis points (*)	Impact of a decrease of 50 basis points (*)
Discount rate	(1,159)	1,371
Sustainable growth rate	661	(559)

(*) Based on historical changes, the use of 50 basis points to calculate the sensitivity analysis would be a reasonable variation with respect to the observed variations over the last five years.

Another assumption used, and with a high impact on the impairment test, is the budgets of the CGU and specifically the effect that changes in interest rates have on cash flows. The rise in interest rates in 2017 and 2016, net interest income would be positively affected and, therefore, the recoverable amount of the CGU would increase.

Goodwill in business combinations in 2017 and 2016

There were no significant business combinations.

Goodwill in business combinations 2015

Catalunya Banc

As stated in Note 3, in the year ended December 31, 2015 the Group acquired 98.4% of the share capital of the Catalunya Banc.

Shown below are details of the carrying amount of the consolidated assets and liabilities of Catalunya Banc prior to its acquisition and the corresponding fair values, gross of tax, which have been estimated in accordance with the IFRS-3 acquisition method.

Valuation and calculation of negative goodwill for the acquisition of stake in Catalunya Banc (Millions of euros)
	Carrying Amount	Fair Value
Acquisition cost (A)	-	1,165
Cash on hand	616	616
Financial assets held for trading	341	341
Available-for-sale financial assets	1,845	1,852
Loans and receivables	37,509	36,766
Fair value changes of the hedged items in portfolio hedge of interest rate risk	23	23
Derivatives – Hedge accounting	845	845
Non-current assets and disposal groups classified as held for sale	274	193
Investments in subsidiaries, joint ventures and associates	209	293
Tangible assets	908	626
Intangible assets	7	129
Other assets	581	498
Financial Liabilities Held for Trading	(332)	(332)
Financial liabilities at Amortized Cost	(41,271)	(41,501)
Fair value changes of the hedged items in portfolio hedge of interest rate risk	(490)	(490)
Derivatives – Hedge accounting	(535)	(535)
Provisions	(1,248)	(1,667)
Other liabilities	(84)	(84)
Deferred tax	3,312	3,630
Total fair value of assets and liabilities acquired (B)	-	1,205
Non controlling Interest Catalunya Banc Group (**) (C)	2	2
Non controlling Interest after purchase (D)	-	12
Negative goodwill (A)-(B)+(C )+(D)	-	(26)

(*) After the purchase, it has been reclassified under the heading “Available-for-sale financial assets”

(**) It corresponds to non-controlling interests that Catalunya Banc held, prior to integration in the BBVA Group

Because the resulting goodwill was negative, the net fair value of identifiable assets acquired and lesser liabilities assumed was initially estimated as of June 30, 2015 in an amount of 22 million euros but subsequently the calculation was modified to 26 million euros a gain was recognized in the accompanying consolidated income statement for 2015 under the heading “Negative Goodwill” (see Note 2.2.7).

Garanti Bank

As stated in Note 3, in the year ended December 31, 2015 the Group acquired 14.89% of the share capital of the Garanti Bank.

Shown below are details of the carrying amount of the consolidated assets and liabilities of Garanti Bank prior to its acquisition and the corresponding fair values, gross of tax, which have been estimated in accordance with the IFRS-3 acquisition method

Valuation and calculation of goodwill in Garanti Bank (Millions of euros)
	Carrying Amount	Fair Value
Acquisition cost (A)	-	5,044
Cash on hand	8,915	8,915
Financial assets held for trading	419	419
Available-for-sale financial assets	14,618	14,773
Loans and receivables	58,495	58,054
Non-current assets and disposal groups classified as held for sale	-	(2)
Investments in subsidiaries, joint ventures and associates	14	21
Hedging Derivatives	785	1,399
Non-current assets held for sale	11	1,188
Other assets	3,715	3,652
Financial liabilities at Amortized Cost	(70,920)	(70,926)
Provisions	(394)	(697)
Other liabilities	(6,418)	(6,418)
Deferred tax	263	182
Total fair value of assets and liabilities acquired (B)	-	10,560
Non controlling Interest Garanti Group (C)	5,669	5,669
Non controlling Interest after purchase (D)	-	635
Goodwill (A)-(B)+(C )+(D)	-	788

In accordance with the acquisition method, which implies to account at fair value the assets acquired and liabilities of Garanti Bank along with the intangible assets identifies, as well as the cash payment carried out by the Group related to the transaction generates goodwill.

According to IFRS-3, the calculation of goodwill may be modified during a period of one year from the acquisition date, in 2016 the Group finalized said process without significant changes. Among the adjustments to this calculation, Garanti´s brand has been reclassified as an intangible asset with a definite useful life, with its subsequent amortization under "Amortization - Other intangible assets" in the consolidated income statement.

The main significant assumptions used in the impairment test of this mentioned CGU are

Impairment test assumptions CGU Goodwill in Turkey
	2017	2016	2015
Discount rate	18.0%	17.7%	14.8%
Sustainable growth rate	7.0%	7.0%	7.0%

The assumptions with a greater relative weight and whose volatility could affect more in determining the present value of the cash flows starting on the fifth year are the discount rate and the growth rate. Below is shown the increased (or decreased) amount of the recoverable amount as a result of a reasonable variation (in basic points) of each of the key assumptions

Sensitivity analysis for main assumptions - Turkey (Millions of euros)
	Impact of an increase of 50 basis points (*)	Impact of a decrease of 50 basis points (*)
Discount rate	(298)	327
Sustainable growth rate	214	(196)

Other intangible assets

The breakdown of the balance and changes of this heading in the accompanying consolidated balance sheets, according to the nature of the related items, is as follows

Other intangible assets (Millions of euros)
	2017	2016	2015
Computer software acquisition expenses	1,682	1,877	1,875
Other intangible assets with an infinite useful life	12	12	26
Other intangible assets with a definite useful life	708	960	1,235
Total	2,402	2,849	3,137

The changes of this heading in December 31, 2017, 2016 and 2015, are as follows

Other Intangible Assets (Millions of euros)
	Notes	2017	2016	2015
Balance at the beginning		2,849	3,137	1,673
Acquisition of subsidiaries in the year		-	-	1,452
Additions		564	645	571
Amortization in the year	45	(694)	(735)	(631)
Exchange differences and other		(305)	(196)	76
Impairment		(12)	(3)	(4)
Balance at the end		2,402	2,849	3,137

As of December 31, 2017, 2016 and 2015, the balance of fully amortized intangible assets that remained in use were €1,380 million, €1,501 million and €1,238 million respectively, while their recoverable value was not significant